Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
RBC Capital Markets, LLC
J.P. Morgan Securities LLC
Barclays Capital Inc.
BofA Securities, Inc.
Credit Suisse Securities (USA) LLC
(together, the “Specified Parties”)
Re: Navient Private Education Refi Loan Trust 2021-G – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “2021-G Loan Tape Formatted 1B.xlsx” (the “Data File”), provided by the Company on October 18, 2021, containing information on 15,328 student loans (the “Student Loans”) as of October 13, 2021 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2021-G. The Company is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Dates” were within two (2) days, and “Remaining Terms” were within one (1) month.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.
•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system (e.g. repayment schedule, payment history, interest rate, original loan balance, etc.) for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (https://ifap.ed.gov/ilibrary/document-types/federal-school-code-list).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/understand-aid/types/international#participating-schools).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information of certain Selected Student Loans extracted from the FDR System.
•
The term “FNI Data Supplement” means an electronic file that the Company informed us was extracted from the FDR System, containing certain information such as school type, school name, and school degree for the Selected Student Loans.

•	The term “Loan Files” means the following information sources provided by the Company:
−	Loan Agreement
−	Earnest Internal Tool Account Number Page
−	Verify Report Page
−	Application Underwriting Snapshot Page
−	Title IV Federal School Code List
−	Accredited Programs List
−	Amortized Payment History Schedule
−	FNI Data Supplement
−	“Principal” field in the CARES System, and
−
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

The Loan Files was represented by the Company to be a copy of the original Loan Files or electronic records contained within the respective system or website.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit C.
•	The term “Provided Information” means the Loan Files and Instructions.
The procedures we were instructed by the Company to perform and the associated findings are as follows:
A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 359 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions
Loan Number	For “Earnest Refi” loans: Earnest Internal Tool Account Number Page or “ACCOUNT NUMBER” field on #CU4 Screen For “Navi Refi” loans: “ACCOUNT NUMBER” field on #CU4 Screen
Loan Type	For “Earnest Refi” loans: Loan Agreement, Earnest Internal Tool Account Number Page For “Navi Refi” loans: “CURRENT STRATEGY” field on #NM ST Screen, and Instructions
Borrower State	”Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions
Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field

Attributes	Loan Files/Instructions
on #BS5 Screen
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen

For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen and Instructions
School Type
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions
For “Navi Refi” loans: “Underwritten Education Is Undergraduate” field in the FNI Data Supplement

School Name
For “Earnest Refi” loans: “Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.

For “Navi Refi” loans: “Underwritten Education School Name” field in the FNI Data Supplement.

Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.

Attributes	Loan Files/Instructions
School Degree
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.

For “Navi Refi” loans: “Underwritten Education Degree” field in the FNI Data Supplement.

Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen
We found such information to be in agreement except as listed in Exhibit B. Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 15,328 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
November 3, 2021

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2021G001	39	2021G039	77	2021G077	115	2021G115	153	2021G153
2	2021G002	40	2021G040	78	2021G078	116	2021G116	154	2021G154
3	2021G003	41	2021G041	79	2021G079	117	2021G117	155	2021G155
4	2021G004	42	2021G042	80	2021G080	118	2021G118	156	2021G156
5	2021G005	43	2021G043	81	2021G081	119	2021G119	157	2021G157
6	2021G006	44	2021G044	82	2021G082	120	2021G120	158	2021G158
7	2021G007	45	2021G045	83	2021G083	121	2021G121	159	2021G159
8	2021G008	46	2021G046	84	2021G084	122	2021G122	160	2021G160
9	2021G009	47	2021G047	85	2021G085	123	2021G123	161	2021G161
10	2021G010	48	2021G048	86	2021G086	124	2021G124	162	2021G162
11	2021G011	49	2021G049	87	2021G087	125	2021G125	163	2021G163
12	2021G012	50	2021G050	88	2021G088	126	2021G126	164	2021G164
13	2021G013	51	2021G051	89	2021G089	127	2021G127	165	2021G165
14	2021G014	52	2021G052	90	2021G090	128	2021G128	166	2021G166
15	2021G015	53	2021G053	91	2021G091	129	2021G129	167	2021G167
16	2021G016	54	2021G054	92	2021G092	130	2021G130	168	2021G168
17	2021G017	55	2021G055	93	2021G093	131	2021G131	169	2021G169
18	2021G018	56	2021G056	94	2021G094	132	2021G132	170	2021G170
19	2021G019	57	2021G057	95	2021G095	133	2021G133	171	2021G171
20	2021G020	58	2021G058	96	2021G096	134	2021G134	172	2021G172
21	2021G021	59	2021G059	97	2021G097	135	2021G135	173	2021G173
22	2021G022	60	2021G060	98	2021G098	136	2021G136	174	2021G174
23	2021G023	61	2021G061	99	2021G099	137	2021G137	175	2021G175
24	2021G024	62	2021G062	100	2021G100	138	2021G138	176	2021G176
25	2021G025	63	2021G063	101	2021G101	139	2021G139	177	2021G177
26	2021G026	64	2021G064	102	2021G102	140	2021G140	178	2021G178
27	2021G027	65	2021G065	103	2021G103	141	2021G141	179	2021G179
28	2021G028	66	2021G066	104	2021G104	142	2021G142	180	2021G180
29	2021G029	67	2021G067	105	2021G105	143	2021G143	181	2021G181
30	2021G030	68	2021G068	106	2021G106	144	2021G144	182	2021G182
31	2021G031	69	2021G069	107	2021G107	145	2021G145	183	2021G183
32	2021G032	70	2021G070	108	2021G108	146	2021G146	184	2021G184
33	2021G033	71	2021G071	109	2021G109	147	2021G147	185	2021G185
34	2021G034	72	2021G072	110	2021G110	148	2021G148	186	2021G186
35	2021G035	73	2021G073	111	2021G111	149	2021G149	187	2021G187
36	2021G036	74	2021G074	112	2021G112	150	2021G150	188	2021G188
37	2021G037	75	2021G075	113	2021G113	151	2021G151	189	2021G189
38	2021G038	76	2021G076	114	2021G114	152	2021G152	190	2021G190

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.

A-1

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2021G191	229	2021G229	267	2021G267	305	2021G305	343	2021G343
192	2021G192	230	2021G230	268	2021G268	306	2021G306	344	2021G344
193	2021G193	231	2021G231	269	2021G269	307	2021G307	345	2021G345
194	2021G194	232	2021G232	270	2021G270	308	2021G308	346	2021G346
195	2021G195	233	2021G233	271	2021G271	309	2021G309	347	2021G347
196	2021G196	234	2021G234	272	2021G272	310	2021G310	348	2021G348
197	2021G197	235	2021G235	273	2021G273	311	2021G311	349	2021G349
198	2021G198	236	2021G236	274	2021G274	312	2021G312	350	2021G350
199	2021G199	237	2021G237	275	2021G275	313	2021G313	351	2021G351
200	2021G200	238	2021G238	276	2021G276	314	2021G314	352	2021G352
201	2021G201	239	2021G239	277	2021G277	315	2021G315	353	2021G353
202	2021G202	240	2021G240	278	2021G278	316	2021G316	354	2021G354
203	2021G203	241	2021G241	279	2021G279	317	2021G317	355	2021G355
204	2021G204	242	2021G242	280	2021G280	318	2021G318	356	2021G356
205	2021G205	243	2021G243	281	2021G281	319	2021G319	357	2021G357
206	2021G206	244	2021G244	282	2021G282	320	2021G320	358	2021G358
207	2021G207	245	2021G245	283	2021G283	321	2021G321	359	2021G359
208	2021G208	246	2021G246	284	2021G284	322	2021G322
209	2021G209	247	2021G247	285	2021G285	323	2021G323
210	2021G210	248	2021G248	286	2021G286	324	2021G324
211	2021G211	249	2021G249	287	2021G287	325	2021G325
212	2021G212	250	2021G250	288	2021G288	326	2021G326
213	2021G213	251	2021G251	289	2021G289	327	2021G327
214	2021G214	252	2021G252	290	2021G290	328	2021G328
215	2021G215	253	2021G253	291	2021G291	329	2021G329
216	2021G216	254	2021G254	292	2021G292	330	2021G330
217	2021G217	255	2021G255	293	2021G293	331	2021G331
218	2021G218	256	2021G256	294	2021G294	332	2021G332
219	2021G219	257	2021G257	295	2021G295	333	2021G333
220	2021G220	258	2021G258	296	2021G296	334	2021G334
221	2021G221	259	2021G259	297	2021G297	335	2021G335
222	2021G222	260	2021G260	298	2021G298	336	2021G336
223	2021G223	261	2021G261	299	2021G299	337	2021G337
224	2021G224	262	2021G262	300	2021G300	338	2021G338
225	2021G225	263	2021G263	301	2021G301	339	2021G339
226	2021G226	264	2021G264	302	2021G302	340	2021G340
227	2021G227	265	2021G265	303	2021G303	341	2021G341
228	2021G228	266	2021G266	304	2021G304	342	2021G342

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-2

Exhibit B – Exception List
Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan Files
203	2021G203	First Payment Date	8/24/2015	8/20/2015
B-1

Exhibit C – Instructions

Attribute	Instructions
Loan Type	For “Navi Refi” loans, Loan Type is considered to be:
• Fixed rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “E” or “D,”
• Variable rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “V” or “R.”
Payment Frequency	Payment Frequency is considered to be:
• “Bi-Weekly” if the 45th position of the “MISC 13” field on the #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “0,”
• “Monthly” if the 45th position of the “MISC 13” field on the #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “A” or “J.”
Loan Status	Loan Status is considered to be “active” if:
(i) the “CURR LOAN STAT” field on the #EDH Screen is “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen is “D0000,”
(ii) the “CURR LOAN STAT” field on the #EDH Screen is “FORB, FORD, or SSFP” and the “MISC FIELD 2” column on the #BS3 Screen is “P0000”
(iii) the “STAT” column on the #EDH Screen does not begin with letter “P.” or,
(iv) the “FIRST ACTIVE DATE” field on the #NM MN Screen is prior to the cutoff date
Current Principal Balance	Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):
a) Compare to the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.
b) Compare to the amount in the “CUR BAL” field on the #BS Screen.
c) Compare to the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.
d) Recompute the Current Principal Balance as follows:

i.       Add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen) to the “ACCOUNT BALANCE” column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen), applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen), or

C-1

Exhibit C – Instructions

Attribute	Instructions
applicable disbursement return amount (shown under the “MEMO TEXT” field on the #CMS Screen);

ii.       Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,

iii.      Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term	Recompute as follows:
(i) Subtract the Cutoff Date from the date one month after the maturity date indicated on the #EDH Screen.
(ii) Divide the result by the average number of days in a month (i.e., 30.4375).
If the Cutoff Date was later than the due date indicated on the #EDH Screen, subtract one month from (ii).
School Type
For “Earnest Refi” loans, School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name
For “Earnest Refi” loans, School Name is considered to be “NULL” if (i) the school name in the “underwritten_education_school_name” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

School Name appearing in Title IV Federal Aid Programs	Instructions are listed in order of priority until the attribute was agreed:
a) Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.

b)      Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

c) Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field

C-2

Exhibit C – Instructions

Attribute	Instructions
in the Accredited Programs List.
d) Observe whether the school name under the “underwritten_education_ school_name” field in the Data File:

(i)      appears in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page for “Earnest Refi” loans; or,

(ii) appears in the “Underwritten Education School Name” field in the FNI Data Supplement for “Navi Refi” loans.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree	For “Earnest Refi” loans, School Degree is considered to be:

•    “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

• “NULL” if (i) the school name in the “underwritten_education_ degree” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

C-3